                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 1998


                        SYBRON INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         WISCONSIN                   1-11091                22-2849508
(STATE OR OTHER JURISDICTION      (COMMISSION FILE       (I.R.S. EMPLOYER
      OF INCORPORATION)               NUMBER)           IDENTIFICATION NO.)



                            411 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                  -------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (414) 274-6600
                          ---------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

       -----------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         A copy of the press release dated July 20, 1998 is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SYBRON INTERNATIONAL CORPORATION


Date:  July 20, 1998               By:      /s/Dennis Brown
                                            --------------------------------
                                            Dennis Brown
                                            Vice President - Finance, Chief
                                            Financial Officer & Treasurer





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                        SYBRON INTERNATIONAL CORPORATION
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-11091)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                               DATED JULY 20, 1998


                                              INCORPORATED
    EXHIBIT                                    HEREIN BY                FILED
    NUMBER       DESCRIPTION                  REFERENCE TO            HEREWITH
      99.1       Press Release,                                           X
                 dated July 20, 1998





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